UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Panther Small Cap Fund
Ticker Symbol: PCGSX

SEMI-ANNUAL REPORT
May 31, 2015

Panther Small Cap Fund
A series of Investment Managers Series Trust II
Table of Contents

Shareholder letter	1
Schedule of Investments	3
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Supplemental Information	16
Expense Example	18

This report and the financial statements contained herein are provided for the general information of the shareholders of the Panther Small Cap Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.pantherfunds.com

PANTHER SMALL CAP FUND SEMI-ANNUAL LETTER

•	The Panther Small Cap Fund outperformed the Russell 2000 Index for the period of December 31, 2014 through May 31, 2015.
•	The fund was overweight the Consumer Staples sector relative to the Index, which contributed to the outperformance.
•	Stock selection also contributed to the outperformance.

While the Russell 2000 Index posted a 3.98% return for the period of December 31, 2014 through May 31, 2015, the Panther Small Cap Fund posted a 9.50% return for the period -- outperforming the Index by 610 basis points.   Individual stock selection in such stocks as Post Holdings, Cash America International and Builders FirstSource was a significant contributor to the enhanced performance of the fund.  In addition, performance during the period was aided by exposure to the Consumer Staples sector relative to the benchmark.

During the first five months of the year we saw what appears to be a floor on oil prices in the low $40s and received news that the Federal Reserve may begin to raise interest rates later in the year.  Our nation’s economy sputtered the first quarter of the year, declining 0.7% primarily due to the harsh winter much of the nation experienced.

In spite of the constant deluge of news about the poor macro indicators, we remain committed to researching and seeking out small cap stocks in companies that remain in solid shape. Our findings indicate that good companies are finding ways to grow and deploying capital efficiently to produce profits even in a difficult environment. We are of the opinion the current environment lends itself to such active management. Therefore, our research is focused on company fundamentals so that we can uncover attractive investment opportunities with companies that adhere to the basics of sound operation and fiscal management.

The investment strategy of the Panther Small Cap Fund is small cap blend. We seek out both growth and value opportunities in common stocks.  We look for opportunities to make money in stocks by capitalizing on an analysis of company operations largely misunderstood by others. This approach allows us to sort out the reality of a company’s status and performance versus the market’s perception of its situation.

We are currently attracted to a few selected airline stocks as well as a select group of health care companies.  Our perception is the airline industry as a whole is in the best shape it has been in decades and the stocks we own in the sector are well positioned.  Lower oil prices and ancillary revenues will likely provide a tailwind in this effort.  Similarly, we are attracted to certain companies in the health care industry, i.e., AmSurg, RadNet and Almost Family. These companies are examples of those we believe should be able to grow market share as the effects of the Affordable Care Act continue to weave their way into the national health care system.

Regional banks also provide unique investment opportunities – particularly those which have a history of conservative management. We own shares in solid regional banks such as Prosperity and Hilltop Holdings in Texas because we believe their operations should regain their normal margins once interest rates begin to rise.  These banks each garner solid market shares in their regional markets and are led by tenured, skilled management teams.

www.pantherfunds.com

In the value space, we have confidence that our nation’s housing industry is on the mend and have found a few solid companies that will likely benefit as housing starts continue to trend back towards 1.5 million new homes per year.  LGI Homes builds homes across the nation but has a very strong presence in the growth area around Houston.   In addition, Dixie Group holds a strong position with floor coverings.

We also like companies that are leaders and hold competitive advantages in their particular industries.  Winnebago Industries is an example.  Winnebago is currently in the process of improving its cost structure and evolving its manufacturing processes to continue the efficiency with which it has produced its products since its founding in 1958.

Through the first five months of the Panther Small Cap Fund’s existence we have found that our strategy is succeeding.  The Fund outperformed its benchmark during this period and we are hopeful this trend will continue as we remain constant in our commitment to our process, based upon long-term, fundamental, bottom-up research.

We remain ever mindful that markets change and situations evolve. That’s why we remain focused on studying companies and their performance history so we can quickly detect the next opportunity or rotation in market sentiment.

We thank you for the confidence you show in us by allowing us to manage a portion of your assets, and we are excited about our future performance together.

The views in this letter were as of May 31, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter.  These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risks
There can be no guarantee that any strategy (risk management or otherwise) will be successful.  All investing involves risk, including potential loss of principal.  The Fund may experience negative performance.
Equity:  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.  The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small cap: Small-capitalization funds typically carry additional risks since small companies generally have a higher risk of failure.  Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.
Russell 2000 Index
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

It is not possible to invest directly in an index

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call 855-822-2100.

www.pantherfunds.com

Panther Small Cap Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2015 (Unaudited)

Number
of Shares		Value

	COMMON STOCKS – 82.5%
	CONSUMER DISCRETIONARY – 24.1%
2,000	Arctic Cat, Inc.	$66,160
800	Asbury Automotive Group, Inc.*	68,096
1,600	CST Brands, Inc.	63,632
3,500	Del Frisco’s Restaurant Group, Inc.*	65,100
6,500	Dixie Group, Inc.*	63,050
1,000	DreamWorks Animation SKG, Inc. - Class A*	26,950
2,700	Finish Line, Inc. - Class A	70,659
1,700	iRobot Corp.*	54,315
2,800	La Quinta Holdings, Inc.*	69,608
2,500	LGI Homes, Inc.*	47,125
1,400	Nu Skin Enterprises, Inc. - Class A	70,840
1,000	Papa John’s International, Inc.	68,710
5,000	Pier 1 Imports, Inc.	63,550
1,000	Sotheby’s	44,830
3,000	Winnebago Industries, Inc.	65,190
		907,815
	CONSUMER STAPLES – 3.3%
1,000	Cal-Maine Foods, Inc.	56,690
1,600	Post Holdings, Inc.*	69,216
		125,906
	ENERGY – 4.6%
9,000	Approach Resources, Inc.*	63,090
2,000	Atwood Oceanics, Inc.	61,540
1,050	RSP Permian, Inc.*	29,904
130	Texas Pacific Land Trust	19,604
		174,138
	FINANCIALS – 9.8%
750	Argo Group International Holdings Ltd.[1]	39,488
3,000	CareTrust REIT, Inc. - REIT	39,120
2,500	Cash America International, Inc.	67,200
2,500	Hallmark Financial Services, Inc.*	27,750
3,000	Hilltop Holdings, Inc.*	65,490
1,200	Prosperity Bancshares, Inc.	64,284
1,200	Texas Capital Bancshares, Inc.*	65,280
		368,612
	HEALTH CARE – 10.9%
1,600	Air Methods Corp.*	67,456
2,500	Almost Family, Inc.*	96,000
1,000	Amsurg Corp.*	67,340
2,000	Exact Sciences Corp.*	54,020
1,200	Hill-Rom Holdings, Inc.	61,872

Panther Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015 (Unaudited)

Number
of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
10,000	RadNet, Inc.*	$65,100
		411,788
	INDUSTRIALS – 18.9%
1,100	Alamo Group, Inc.	58,267
250	Allegiant Travel Co.	39,367
800	Atlas Air Worldwide Holdings, Inc.*	43,584
5,500	Builders FirstSource, Inc.*	67,540
2,000	Celadon Group, Inc.	46,640
2,000	Covenant Transportation Group, Inc. - Class A*	61,820
600	Dycom Industries, Inc.*	34,548
1,200	Greenbrier Cos., Inc.	72,276
2,800	Hawaiian Holdings, Inc.*	67,816
450	Hyster-Yale Materials Handling, Inc. - Class A	31,932
8,500	Neff Corp. - Class A*	87,210
4,000	Primoris Services Corp.	75,080
700	Saia, Inc.*	28,658
		714,738
	MATERIALS – 6.9%
1,500	Boise Cascade Co.*	53,160
4,200	Commercial Metals Co.	67,494
800	Kaiser Aluminum Corp.	64,904
1,800	LSB Industries, Inc.*	76,554
		262,112
	TECHNOLOGY – 4.0%
1,000	Akamai Technologies, Inc.*	76,270
1,600	FireEye, Inc.*	74,512
		150,782
	TOTAL COMMON STOCKS (Cost $3,019,183)	3,115,891

Panther Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015 (Unaudited)

Principal
Amount

	SHORT-TERM INVESTMENTS – 27.5%
$1,037,234	UMB Money Market Fiduciary, 0.01%[2]	1,037,234
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,037,234)	1,037,234

	TOTAL INVESTMENTS –110.0% (Cost $4,056,417)	$4,153,125
	Liabilities in Excess of Other Assets – (10.0)%	(378,679)
	TOTAL NET ASSETS –100.0%	$3,774,446

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
SUMMARY OF INVESTMENTS
As of May 31, 2015 (Unaudited)

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Consumer Discretionary	24.1%
Industrials	18.9%
Health Care	10.9%
Financials	9.8%
Materials	6.9%
Energy	4.6%
Technology	4.0%
Consumer Staples	3.3%
Total Common Stocks	82.5%
Short-Term Investments	27.5%
Total Investments	110.0%
Liabilities in Excess of Other Assets	(10.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2015 (Unaudited)

Assets:
Investments, at value (cost $4,056,417)	$4,153,125
Receivables:
Fund shares sold	100,851
Dividends and interest	1,106
Due from Advisor	17,066
Prepaid expenses	20,253
Prepaid offering costs	20,193
Total assets	4,312,594

Liabilities:
Payables:
Investment securities purchased	502,903
Shareholder servicing fees (Note 7)	488
Distribution fees (Note 8)	546
Fund accounting fees	7,572
Auditing fees	6,737
Transfer agent fees and expenses	6,628
Fund administration fees	5,462
Custody fees	1,020
Chief Compliance Officer fees	956
Trustees’ fees and expenses	345
Accrued other expenses	5,491
Total liabilities	538,148

Net Assets	$3,774,446

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$3,679,699
Accumulated net investment loss	(5,239)
Accumulated net realized gain on investments	3,278
Net unrealized appreciation on investments	96,708
Net Assets	$3,774,446

Number of shares issued and outstanding	344,832
Net asset value per share	$10.95

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
STATEMENT OF OPERATIONS
For the Period December 31, 2014* through May 31, 2015 (Unaudited)

Investment Income:
Dividends	$3,338
Interest	19
Total investment income	3,357

Expenses:
Fund administration fees	18,448
Fund accounting fees	15,184
Transfer agent fees and expenses	14,148
Offering costs	14,054
Registration fees	9,691
Auditing fees	6,737
Advisory fees	5,284
Legal fees	4,110
Custody fees	3,813
Trustees’ fees and expenses	2,466
Shareholder reporting fees	1,947
Distribution fees - (Note 8)	1,554
Miscellaneous	1,550
Chief Compliance Officer fees	1,054
Insurance fees	617
Shareholder servicing fees (Note 7)	488

Total expenses	101,145
Advisory fees waived	(5,284)
Other expenses absorbed	(87,265)
Net expenses	8,596
Net investment loss	(5,239)

Realized and Unrealized Gain from Investments:
Net realized gain on investments	3,278
Net change in unrealized appreciation/depreciation on investments	96,708
Net realized and unrealized gain on investments	99,986

Net Increase in Net Assets from Operations	$94,747

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
December 31, 2014*
through
May 31, 2015
(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(5,239)
Net realized gain on investments	3,278
Net change in unrealized appreciation/depreciation on investments	96,708
Net increase in net assets resulting from operations	94,747

Capital Transactions:
Net proceeds from shares sold	3,679,699

Total increase in net assets	3,774,446

Net Assets:
Beginning of period	-
End of period	$3,774,446

Accumulated net investment loss	$(5,239)

Capital Share Transactions:
Shares sold	344,832

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period
December 31, 2014*
through
May 31, 2015
(Unaudited)
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)
Net realized and unrealized gain on investments	0.99
Total from investment operations	0.95

Redemption fee proceeds[1]	-

Net asset value, end of period	$10.95

Total return[2]	9.50%[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,774

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	16.18%[4]
After fees waived and expenses absorbed	1.38%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(15.64)%[4]
After fees waived and expenses absorbed	(0.84)%[4]
Portfolio turnover rate	6%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2015 (Unaudited)

Note 1 – Organization
Panther Small Cap Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on December 31, 2014.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Money Market Investments
The Fund invests a significant amount (27.5% as of May 31, 2015) in the UMB Money Market Fiduciary.  The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes.  This investment vehicle is not publicly traded on open markets.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.   The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015 (Unaudited)

The Fund incurred offering costs of approximately $34,247, which are being amortized over a one-year period from December 31, 2014 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period December 31, 2014 (commencement of operations) through May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Panther Capital Group, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.38% of the average daily net assets of the Fund.  This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015 (Unaudited)

For the period December 31, 2014 (commencement of operations) through May 31, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $92,549. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At May 31, 2015, the amount of these potentially recoverable expenses was $92,549.  The Advisor may recapture all or a portion of this amount no later than November 30, 2018.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period December 31, 2014 (commencement of operations) through May 31, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period December 31, 2014 (commencement of operations) through May 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2015, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$4,056,417

Gross unrealized appreciation	$167,294
Gross unrealized depreciation	(70,586)

Net unrealized appreciation on investments	$96,708

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period December 31, 2014 (commencement of operations) through May 31, 2015, the Fund received $0 in redemption fees.

Note 6 – Investment Transactions
For the period December 31, 2014 (commencement of operations) through May 31, 2015, purchases and sales of investments, excluding short-term investments, were $3,090,805 and $74,900, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period December 31, 2014 (commencement of operations) through May 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015 (Unaudited)

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Fund’s shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Distributor.

For the period December 31, 2014 (commencement of operations) through May 31, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2015 (Unaudited)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of May 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$3,115,891	$-	$-	$3,115,891
Short-Term Investments	1,037,234	-	-	1,037,234
Total Investments	$4,153,125	$-	$-	$4,153,125

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 –Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Panther Small CapFund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on November 20, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Panther Capital Group, LLC (the “Investment Advisor”) with respect to the Panther Small Cap Fund series of the Trust (the “Fund”) for an initial two-year term. In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Fund and their compensation structure;information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; performance information of an account managed by the Investment Advisor using strategies similar to those that would be used to manage the Fund (the “Managed Account”);and reports comparing the proposed advisory fee and the estimated total expenses of the Fund to those of a group of comparable funds(the “Peer Group”) selected by Morningstar, Inc. from its Small Value fund universe (the “Expense Universe”).  The Board also considered information previously provided by a representative of the Investment Advisor at an in-person presentation.  In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Advisory Agreement. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the proposed investment advisory agreement for the Fund, the Board discussed, among other things, the nature, extent and quality of the services to be provided by the Investment Advisor with respect to the Fund.The Board considered the performance of the Managed Account,noting that the Managed Account invests in all market capitalization stocks, while the Fund would focus on small-cap stocks.  The Board observed that the returns of the Managed Account were below the returns of the S&P 500 Index in 2012 (by 7.0%), and were substantial in 2013 and the year-to-date period ended August 28, 2014, although slightly below those of the S&P 500 Index (by 0.6% and 0.5%, respectively). The Board also considered the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor.  Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the proposed investment advisory fees and estimated total expenses of the Fund.  With respect to the advisory fees proposed to be paid by the Fund, the Board noted that the meeting materials indicated that the advisory fees(gross of fee waivers by the Investment Advisor) were the same as the median advisory fees of the funds in the Peer Group and in the Expense Universe.  The Board also noted that the Fund’s proposed advisory fee was lower than the advisory fee charged by the Investment Advisor to its separate account clients.In considering the estimated total expenses to be paid by the Fund, the Board observed that the Fund’s proposed total expense ratio (net of fee waivers) was lower than the Peer Group median and slightly higher (by 0.01%) than the Expense Universe median.The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Panther Small CapFund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale
The Board also considered information relating to the estimated profitability to the Investment Advisor of its relationship with the Fund in its first year of operations taking into account estimated assets of $25 million, and observed that the Investment Advisor anticipated waiving a significant portion of its advisory fee and did not anticipate earning any profits with respect to the Fund during that year.The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund (other than advisory fees paid to the Investment Advisor)would include any research provided by broker-dealers executing transactions on behalf of the Fund and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board noted that during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders and accordingly, approved the Advisory Agreement.

Panther Small Cap Fund
EXPENSE EXAMPLE
For the Period Ended May 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Panther Small Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from December 31, 2014 (commencement of operations) to May 31, 2015.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from December 1, 2014 to May 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	12/31/14*	5/31/15	12/31/14* – 5/31/15
Actual Performance**	$1,000.00	$1,095.00	$6.00
	12/1/14	5/31/15	12/1/14 – 5/31/15
Hypothetical (5% annual return before expenses)^	$1,000.00	$1,018.07	$6.92

*	Commencement of operations.

*
Expenses are equal to the Fund’s annualized expense ratio of 1.38% multiplied by the average account value over the period, multiplied by 152/365 (to reflect the since inception period).  The expense ratio reflects an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratio of 1.38% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratio reflects an expense waiver.  Assumes all dividends and distributions were reinvested.

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Panther Small Cap Fund
A series of Investment Managers Series Trust II

Investment Advisor
Panther Capital Group, LLC
600 Texas Street, Suite 202
Fort Worth, Texas 76102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Panther Small Cap Fund	PCGSX	46141T885

Privacy Principles of the Panther Small Cap Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Panther Small Cap Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 822-2100 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 822-2100 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 822-2100.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Panther Small Cap Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 822-2100

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	8/7/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	8/7/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/7/2015